Exhibit 99.1

The Interpublic Group Of Companies


December 9, 2002

Today's Agenda

     o    Who We Are

     o    How We're Addressing Client Needs Today

     o    Long-term Industry Prospects

     o    Our Strategic Priorities

What Business Are We In?


                                THE IDEA BUSINESS


     o Our sole purpose is to build the demand side of our clients' businesses and build value for their brands

     o    The way we make that happen is through ideas

Who Are We?


     o Interpublic is a $6 billion global advertising and marketing communications company

     o    We have dedicated people

     o    We have leading agency brands

     o    We have great clients

Blue-Chip Clients, Long-Term Relationships


  Client
Relationship         Client           # of Countries     Agency Networks
------------         ------           --------------     ---------------
    1893            Unilever                58           Lowe, McCann
    1893          Exxon Mobil               22           McCann
    1908         BDF Beiersdorf             31           Foote Cone & Belding
    1916               GM                   50           McCann, Lowe
    1940             Nestle                 61           Lowe, McCann
    1942           Coca-Cola                50           McCann, Lowe
    1953           SC Johnson               90           Foote Cone & Belding
    1954             Kraft                  36           Foote Cone & Belding
    1954      The Gillette Company          58           McCann, Lowe
    1956            Nabisco                 38           Foote Cone & Belding
    1962       Johnson & Johnson            54           Lowe, McCann
    1973            L'Oreal                 77           McCann
    1988              UPS                   43           McCann

Great New Clients

Wendy's

Revlon

QWest

Marriott

AXA

CVS/pharmacy

Notable Fourth Quarter Wins


     o    Novartis - Diovan Rx & Zelnorm RX - $220M

     o    Bank of America - $170M

     o    Eli Lilly - Duloxetine - $17M

     o    Six Flags - $15M

     o    National City Bank - $30M

     o    Levi Strauss - $10M

     o    Boots - Clearasil - $15M

Source:  Trade Press

Interpublic Has Three Global Agency Systems


[Slide contains graphic with the following information:]



----------------------------   ----------------------   ----------------------
McCann-Erickson WorldGroup     FCB Group                The Partnership
----------------------------   ----------------------   ----------------------
McCann-Erickson Advertising    Foote, Cone & Belding    Lowe
MRM Partners                   FCBi                     DraftWorldwide
Momentum                       Marketing Drive          Zipatoni
Torre Lazur McCann             R/GA
Universal McCann
FutureBrand

----------------------------   ----------------------   ----------------------

130 Countries                  97 Countries               89 Countries

Two Marketing Services Organizations


[Slide contains graphic with the following information:]



 --------------------------          --------------------------
 Advanced Marketing                  Interpublic Sports &
 Services                            Entertainment Group
 --------------------------          --------------------------
 NFO                                 Octagon Sports
 Golin Harris                        Jack Morton Events
 Weber Shandwick                     Entertainment PR
 Initiative Media
 Magna Global

And Powerful Domestic Players


[Slide contains graphic with the following information:]



 --------------------------
    Independent Agencies
 --------------------------

 Campbell-Ewald
 Deutsch
 Hill Holliday
 Mullen
 Dailey & Associates
 Bozell
 The Martin Agency
 Carmichael-Lynch
 Gotham

Addressing Client Needs . . .


Today....Marketers require a full range of marketing communications competencies to build their brands

Increasingly, they are looking to their agency partners to provide these integrated solutions

Clients Continue to Demand Total Communications Solutions


                   Advertising &   Direct                     Sports & Event  Experiential
   Client             Media       Marketing  Public Relations    Marketing      Marketing
   ------             -----       ---------  ----------------    ---------      ---------
Unilever                X            X              X                               X
Johnson & Johnson       X            X                               X              X
Nestle                  X            X              X                X
Master Card             X            X              X
Microsoft               X            X              X                               X
Glaxo Smithkline        X            X              X                X              X
Gillette                X            X              X                               X
General Motors          X            X              X                X              X
L'Oreal                 X            X              X                X
Pfizer                  X            X              X                X

Meeting the Demand for Total Communications . . .


Interpublic is organized to deliver customized marketing communication solutions

     o    Through a single global or national network

     o    Through a collaborative approach

Clients Can Access Multiple Services from a Single Company

[Slide contains graphic with the following information:]

  --------------------------         --------------------------
  FCB                                McCann-Erickson
  --------------------------         --------------------------
  Promotion                          Promotion
  Direct                             Direct
  Media                              PR
  Advertising                        Media
                                     Advertising
                                     Events
  --------------------------         --------------------------
  SC Johnson                         Microsoft
  --------------------------         --------------------------


  --------------------------         --------------------------
  Campbell-Ewald                     Deutsch
  --------------------------         --------------------------
  Promotion                          CRM
  Direct                             Interactive
  Custom Publg                       Direct
  Media                              Advertising
  Advertising
  --------------------------         --------------------------
  Chevrolet                          Pfizer
  --------------------------         --------------------------

Or From a Collaboration Among Interpublic Companies


[Slide contains graphic with the following information:]

-----------------         ----------------         -------------------
Burger King               Verizon                  Johnson & Johnson
-----------------         ----------------         -------------------
Octagon                   Hill Holliday            Jack Morton

Weber Shandwick           Lowe                     McCann

Draft                     Draft                    Future Brand

Deutsch                   Bozell                   Lowe

Campbell-Mithun           Campbell-Mithun          Initiative Media
-----------------         ----------------         -------------------

New Clients Award Business Based on
Collaborative Capability


     o    Bank of America

          -    Bozell

          -    Draft

          -    Jack Morton

          -    R/GA

          -    Weber Shandwick

     o    Wendy's

          -    McCann Erickson

          -    Momentum

     o    U.S. Postal Service

          -    Campbell-Ewald

          -    Draft

          -    Initiative Media

          -    Golin Harris

                       Long Term . . . Our future is SOLID

Over the Long Term, Advertising Spending
Has Outpaced Economic Growth


(1970-2003*)

[Graph depicting the annual percentage growth in U.S. advertising spending compared to the annual percentage growth in U.S. GDP over the time period 1970-2003 (estimate). Graph shows that, over the long run, the annual percentage growth in advertising spending generally outperforms the annual percentage growth in GDP. Graph also shows that there is a direct relationship between the growth rate for advertising spending and the growth rate for the overall economy.]


* Source:  Universal McCann; Bob Coen latest forecast 12/6/02

Long Term is Solid


We are confident because

     o    Strong Brands are an absolute requirement for superior profit margins

     o Essentially there are only two functions that grow Brands: innovation and marketing

     o In a world of increasingly undifferentiated products and pricing, marketing remains key

Highly Branded Companies Outperform Weaker Branded Companies

Brands create shareholder value

[Graph depicting the Fortune 100 Monthly Indexed Share Prices from October 1989 through January 2002 for heavily-branded, Fortune average and weaker-branded companies. Graph shows that heavily-branded companies had higher indexed stock prices at all times during the October 1989 through January 2002 time period than either the Fortune average or the weaker-branded companies. The Fortune average, in turn, always outperformed the weaker-branded companies during that same time period.]


Source:  FutureBrand Brand Valuation Study

Four Strategic Priorities


     o    Superior Organic Growth

          -    Strong go-to-market strategies

          -    New business as a core competence

Four Strategic Priorities


     o    Superior Organic Growth

          -    Strong go-to-market strategies

          -    New business as a core competence

     o    Return to Historical Profit Margins

          -    Continually align costs to revenue

          -    Metric to be given highest priority in 2003 incentive plans

Four Strategic Priorities


     o    Strong Balance Sheet

          -    Reduce debt

          -    Invest judiciously - focus the portfolio

Four Strategic Priorities


     o    Strong Balance Sheet

          -    Reduce debt

          -    Invest judiciously - focus the portfolio

     o    Rigorous Financial Discipline

          -    Improved corporate governance

          -    Real-time systems

          -    Never enough transparency

                                Financial Report

Key Account Concentration by Industry*


Consumer                                             41%
Auto                                                 23%
Tech/Telecom                                         16%
Healthcare                                            6%
HBA                                                   5%
Financial Services                                    4%
Other                                                 5%
                                                   -------
                                                    100%


* Equal to 27% of Revenue

3Q Year-to-Date Results


(Restated; Before Non-recurring Items)

($ Millions, except per share data)

                                                         Ex
                                                     (FAS-142)
                                      2002              2001        % Change
                                    --------          --------      --------
Total Revenue                       $4,534.9          $5,056.6       (10.3%)
     Operating Expense               4,100.1           4,407.6         7.0%
     Operating Profit                  434.8             649.0       (33.0%)
         Margin %                       9.6%             12.8%

Non operating Expenses                  93.9              85.4       (10.0%)
Income Before Taxes                    340.9             563.6       (39.5%)
Tax                                    139.7             204.4        31.7%
Effective Tax Rate                     41.0%             42.3%

Net Equity Interest Income (Loss)     (13.5)            (17.0)        20.6%
                                    --------          --------      -------
Net Income                            $187.7            $342.2       (46.2%)
                                    ========          ========      =======
EPS                                      .49               .91       (46.2%)

Restatement


     o    10K/A filed December 6

     o    Total restatement: $181.3 million

     o    No impact on current cash position

Strategic Priorities


     o    Superior Organic Growth

Organic growth is defined as the change in existing client business plus net new business

Organic Revenue Growth


Year to Year Change (2000-2002)


[Graph depicting the year to year change in organic revenue growth: 4Q 00: 9.0%, 1Q 01: 6.0%, 2Q 01: -3.0%, 3Q 01: -8.5%, 4Q 01: -10.1%, 1Q 02: -13.8%, 2Q 02:
-9.5%, 3Q 02: -5.2%]

Net New Business

Net New Business in the third quarter of $730 million on track for a $3.0 billion plus year

[Graph depicting Net New Business: 1Q: $745 million, 2Q: $874 million, 3Q: $730 million, Year to date: $2,349 million]


Capitalized Billings

Net New Business
Results vs. Top Tier Competitors


First Nine Months 2002
Net New Business

[Graph depicting Net New Business vs. Top Tier Competitors for the first nine months of 2002: OMC: $3.1 billion, WPP: $1.8 billion*, PUB: $1.2 billion**, IPG:
$2.3 billion]


* WPP media wins discounted so the total is comparable to OMC, PUB and IPG. ** PUB first half results of 800 Euros projected to three quarters.

All Core Disciplines Are Contributing

Each component of the Interpublic integrated offering is delivering

% of Total Net New Business Revenue
First Nine Months 2002

[Graph depicting percentage of Total Net New Business Revenue in the first nine months of 2002: Advertising: 45%, Direct Marketing: 11%, Public Relations: 10%, Marketing Research: 8%, Corp & Brand ID: 7%, Meeting and Events: 6%, Sales
Promotion: 5%, Media Services: 4%, Healthcare: 4%]

Strategic Priorities


     o    Superior Organic Growth

     o    Return to Historical Profit Margins

Profit Margin History
EBIT (1999 - 2002)

(Excludes Restructuring and Amortization of Goodwill)

[Graph depicting profit margin excluding restructuring and amortization of goodwill for IPG, OMC and WPP for the time period 1999 through 2Q 02 YTD: IPG:
1999: 14.3%, 2000: 15.9%, 2001: 13.5%, 2Q 02 YTD: 11.9%; OMC: 1999: 15.5%, 2000:
15.6%, 2001: 15.5%, 2Q 02 YTD: 15.3%; WPP: 1999: 13.4%, 2000: 14.5%, 2001:
14.0%, 2Q 02 YTD: 13.0%]

Normalized Profitability


(Restated; $ Millions)



LTM 9/30/02                                   9/30/02              Margin (%)
------------------------------------------------------------------------------
Income from Operations                       $ 644.1                   10.3%
Add Back:
     Goodwill Amortization 4th QTR 2001         45.1                    0.7%
     Restructuring Expenses                     12.1                    0.2%
     Incremental Severance Charges              15.2                    0.2%
     Incremental Professional Fees              24.3                    0.4%
     Octagon                                    19.5                    0.3%
     Other Unusual Items                        23.4                    0.4%
                                              ------                   -----
Income from Operations, As Adjusted           $783.7                   12.5%
                                              ======                   =====

Strategic Priorities


     o    Superior Organic Growth

     o    Return to Historical Profit Margins

     o    Strong Balance Sheet

Strong Balance Sheet


     o    Maximize free cash flow

     o    Acquire and invest judiciously

     o    Optimize return on invested capital

Consolidated Cash Flow Summary

(Restated; $ in Millions)

September YTD

                                           9 months       9 months
                                             2002           2001
                                           --------       --------
Net income (loss)                            180.5         (627.8)
Non-cash income items                        307.9          872.4
Net (increase) in working capital           (236.7)        (752.6)
                                           --------       --------
Cash flows from operations                   251.7         (508.0)
Cash flows from investing activities        (360.6)        (511.7)
Cash flows from financing activities        (168.6)         885.4
Exchange rate impact                         (42.7)         (24.7)
                                           --------       --------
Net change in cash                          (320.2)        (159.0)
                                           ========       ========

Selected Balance Sheet Items


(Restated)

($ Millions)

                        September 30,     June 30,      March 31,   December 31,
                            2002            2002          2002         2001
                        -------------  ------------- ------------- -------------
Cash & Cash Equivalents     $615.0         $537.3        $575.1       $935.2
Total Debt                 2,902.4        2,976.3       2,893.9      2,933.7
Debt as % of Capital          57.2%          57.6%         60.2%        61.2%
Stockholders' Equity       2,170.2        2,191.6       1,914.2      1,857.9

Balance Sheet Issues


Near Term
---------


          -    Renegotiate Bank Agreements

          -    Refinance Zero-Coupon Convertible Debt

Long-Term
---------


          -    Reduce debt to capital ratio to 50%

Strategic Priorities


     o    Superior Organic Growth

     o    Return to Historical Profit Margins

     o    Strong Balance Sheet

     o    Rigorous Financial Discipline

Financial Discipline


          -    Improved governance

          -    Stronger organization

          -    Real-time systems

          -    Never enough transparency

Recent Actions


          -    Presiding Director named

          -    Chief Operating Officer search underway

          -    New CFO at McCann-Erickson WorldGroup

          -    Chief Risk Officer appointed

                                     Outlook

Outlook


          Near Term
          ---------


          -    Limited revenue visibility

          -    Cost reduction initiatives

          -    Competitive new business performance

Outlook


          2003 Budget Scenario
          --------------------


          -    Assuming flat revenue

          -    Operating (EBIT) margin target: 13%

          -    Higher interest expense

Scorecard


          Interpublic's 2003 Priorities
          -----------------------------

          -     Competitive organic growth

          -     Operating margin at 13% or better

          -     Lower debt ratio

          -     Refunding of Zero-coupon convertible

          -     Resolution of Octagon MotorSports situation

Cautionary Statement


This document contains forward-looking statements. Interpublic's representatives may also make forward-looking statements orally from time to time. Statements in this document that are not historical facts, including statements about Interpublic's beliefs and expectations, particularly regarding recent business and economic trends, the impact of litigation, the integration of acquisitions and restructuring costs, constitute forward-looking statements. These statements are based on current plans, estimates and projections, and therefore undue reliance should not be placed on them. Forward-looking statements speak only as of the date they are made, and Interpublic undertakes no obligation to update publicly any of them in light of new information or future events.

Forward-looking statements involve inherent risks and uncertainties. A number of important factors could cause actual results to differ materially from those contained in any forward-looking statement. Such factors include, but are not limited to, those associated with the effects of national and regional economic conditions, Interpublic's ability to attract new clients and retain existing clients, the financial success of Interpublic's clients, developments from changes in the regulatory and legal environment for advertising and marketing and communications services companies around the world and the successful completion and integration of acquisitions which complement and expand Interpublic's business capabilities.

Interpublic's liquidity could be adversely affected if Interpublic is unable to access the capital markets or to negotiate successfully further amendments to its Revolving Credit Facilities or the Prudential Agreements by January 15, 2003. In addition, Interpublic could be adversely affected by developments in connection with the purported class actions and derivative suits that it is defending or the SEC informal inquiry relating to the restatement.

At any given time Interpublic may be engaged in a number of preliminary discussions that may result in one or more substantial acquisitions. These acquisition opportunities require confidentiality and from time to time give rise to bidding scenarios that require quick responses by Interpublic. Although there is uncertainty that any of these discussions will result in definitive agreements or the completion of any transactions, the announcement of any such transaction may lead to increased volatility in the trading price of Interpublic's securities.

The success of recent or contemplated future acquisitions will depend on the effective integration of newly acquired businesses into Interpublic's current operations. Important factors for integration include realization of anticipated synergies and cost savings and the ability to retain and attract new personnel and clients.

In addition, Interpublic's representatives may from time to time refer to "pro forma" financial information. Because "pro forma" financial information by its very nature departs from traditional accounting conventions, this information should not be viewed as a substitute for the information prepared by Interpublic in accordance with GAAP, including the balance sheets and statements of income and cash flow contained in Interpublic's quarterly and annual reports filed with the SEC on Forms 10-Q and 10-K.

Investors should evaluate any statements made by Interpublic in light of these important factors.

The Interpublic Group of Companies